IGI Laboratories, Inc.
Annual Meeting of Stockholders
May 29, 2014

Jason Grenfell-Gardner - President and CEO
Jenniffer Collins – Chief Financial Officer
NYSE:MKT (IG)

Agenda

1. Call to order.
2. Announcements and introductions.
3. Declaration of quorum.
4. Voting for directors.
5. Voting for amendment to stock option plan.
6. Voting to ratify appointment of auditors.
7. Remarks by Jason Grenfell-Gardner, President and CEO
8. Results of balloting.
9. Adjournment.
10. Question period.

Safe Harbor Statement

Except for historical facts, the statements in this presentation, as well as oral statements or other written statements made or to be made by IGI Laboratories, Inc., are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. For example, statements about the Company's anticipated growth and future operations, the current or expected market size for its products, the success of current or future product offerings, the research and development efforts and the Company's ability to file for and obtain U.S. Food and Drug Administration (FDA) approvals for future products, are forward-looking statements.

Forward-looking statements are merely the Company's current predictions of future events. The statements are inherently uncertain, and actual results could differ materially from the statements made herein. There is no assurance that the Company will achieve the sales levels that will make its operations profitable or that FDA filings and approvals will be completed and obtained as anticipated. For a description of additional risks, and uncertainties, please refer to the Company's filings with the Securities and Exchange Commission, including its latest Annual Report on Form 10–K and its latest Quarterly Report on Form 10-Q. The Company assumes no obligation to update its forward-looking statements to reflect new information and developments.

IGI Today

Our mission is to be a leading player in the generic topical prescription drug market.

Two platforms for growth:

- Generic pharmaceuticals
- Formulation and manufacturing contract services

Our Team

Jason Grenfell-Gardner CEO	Jason brings significant experience in generic sales and marketing, supply chain, and management from his time at West-Ward Pharmaceuticals and Hikma Pharmaceuticals. MBA from INSEAD
Jenniffer Collins CFO	Jenniffer has over 20 years of experience in finance and accounting including experience at several public companies and PWC
Nadya Lawrence SVP Contract Services	Nadya has been with IGI for 20 years in a number of roles including as VP of operations
Fred Weiss VP of Quality	Fred has over 25 years of experience in pharmaceutical quality, including from Medicia, Schering-Plough, and Carter Wallace
Sanjay Samudre Director of Operations	Sanjay has 20 years of experience in pharmaceutical operations, including Mediatech Inc., a Corning Subsidiary, Qualitest Pharmaceuticals, and at Ciba Vision sterile, a Novartis company

IGI has an experienced management team capable of delivering results.

IGI Transformation

2014 is the year of IGI's Generic Pharmaceutical Business Transformation Through Expansion and Execution

- Expansion of our R&D pipeline to include filing at least 10 ANDAs in 2014, and investing twice as much in R&D; and
- Execution of our financial objectives, to grow revenue by more than 40%, and remain profitable

Generic Pharmaceuticals

In-House R&D

- Organic ANDA pipeline, 12 applications pending at FDA, first FDA approval for IGI ANDA received in March 2014 , second tentative approval in May 2014
- Expect to submit at least 10 ANDAs in 2014

Authorized Generics

- Partnership with Medimetriks, IGI named AG distributor for certain products
- Launched first three AGs for the Medi Synalar® products (fluocinolone acetonide) in Dec 2012 and Jan 2013
- Will launch fourth AG in Q2 2014

Product/IP Acquisitions

- Acquisition of econazole nitrate cream 1% in Feb 2013, launched in less than 9 months from acquisition
- Hired Head of Business Development in Jan 2014 to assist in the pursuit of additional strategic additions

Our Products

Product	Compare To
Econazole Nitrate 1% Cream	Spectazole
Fluocinolone Acetonide 0.01% TS AG	Synalar TS
Fluocinolone Acetonide 0.01% Cream	Synalar
Fluocinolone Acetonide 0.025% Cream AG	Synalar
Fluocinolone Acetonide 0.025% Oint AG	Synalar
Lidocaine 4% Topical Solution	Xylocaine

Six IGI products in eleven presentations currently being marketed



Contract Services

Formulations

- Product and formulation development for third parties, often resulting in a continuing manufacturing relationship
- Developed more than 30 formulations in the past 2 years
- Develop products for ANDAs, OTC, 510k, and cosmetics

Turn-Key Manufacturing

- Diverse customer base in the pharmaceutical, OTC, cosmetic, and skin care markets
- Increasing demand from pharmaceutical partners
- Revenue from pharmaceutical partners was 61% of contract manufacturing service revenue for 2013

IGI Today







- IGI's facility is FDA approved to manufacture pharmaceutical products and medical devices, and passed its most recent inspection in December 2013 with zero 483 observations
- Our facility has the capability to produce creams, ointments, lotions, gels, solutions, and suspensions
- Since the fourth quarter of 2010, we filed our first 14 ANDAs with an addressable market of $330 m, and have received one ANDA approval in March 2014, and a second tentative ANDA approval in May 2014
- Continued to grow our contract services and product development business. We now have 5 partnerships with pharmaceutical companies working on a number of products

The Generic Topical Market


US Topical Market Trends
6,000
5,000
4,000
3,000
2,000
1,000
-
Sales in Millions USD
Brand
Branded Generic
Generic
MAT 2-12
MAT 2-13
MAT 2-14

- Addressable US topical market is $13.5 bn, of which generics make up $4.5 bn
- The generic space has grown rapidly, a CAGR of over 35% over three years while volumes have grown <5%
- The market has four major players and competition is less due to more significant barriers to entry

Source: IMS Health data, Feb 2014

Our Pipeline

We have 12 ANDAs on file with the FDA, six under active review, with an addressable market of $330 m. ANDA Submission #6 – lidocaine hydrochloride USP 4% topical was approved in March 2014, Submission #2 – Diclofenac Sodium 1.5% Tentatively Approved May 2014

Our Submission Timeline:

	2010		2011				2012				2013				2014
	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14
ANDA #1	Sept														
ANDA #2		Dec													
ANDA #3						Nov									
ANDA #4								May							
ANDA #5								Jun							
ANDA #6								Jun							
ANDA #7										Nov					
ANDA #8										Dec					
ANDA #9											Jan				
ANDA #10												Apr			
ANDA #11													Jul		
ANDA #12													Sep		
ANDA #13														Oct	
ANDA #14															

Financial Highlights

- Revenue from our contract manufacturing and formulations business has increased 20% from 2011 to 2013
- First IGI label product launched in late December 2012. In 2013, we sold four products in 8 presentations, and generated IGI label net revenue was $7.4 m in 2013
- Total revenue from the sale of pharmaceutical products increased to 61% of total revenue 2013, compared to 48% in 2012.
- Gross margins have steadily increased from 2010 to 2013, from 18% to 34% for 2013
- In 2013, as a result of the execution of our product launch plan, we doubled revenue, achieved profitability in Q4 2013, and essentially broke even for 2013
- In 2014, we expect to grow revenues 40 to 45% over 2013, remain profitable and double our 2013 R&D expenses to approximately 20% of revenue in 2014

Path to Profitability


IGI Revenue and Net Income (Loss) by Quarter
2011-2013
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
USD in 000s
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q3 '13
Q4 '13
Q1 '14
Total Revenue
Net Loss/Income

Creating Value for our Shareholders

Accelerating R&D Efforts

- Expand internal R&D team
- Existing and identified molecules with an addressable market of over $500 m which could be pulled forward into 2015 and 2016 approval horizon

Raising the Bar

- Ability to take on products with more involved bioequivalence requirements that will result in products in less competitive markets and with generally higher margins
- Developing innovative products through partnerships and examining selected 505b2 opportunities

Future Acquisitions

- Completed first product acquisition in February 2013
- Continue to search for further product acquisition candidates